UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 11, 2021
Date of Report (Date of earliest event reported)

NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

+852-3107-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHTC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 11, 2021, the Company held its 2021 annual meeting of stockholders in Rowland Heights, California. At the annual meeting, there were 11,422,539 shares entitled to vote, and 8,756,293 shares (76.7%) were represented at the meeting in person or by proxy.

At the annual meeting, Brunde E. Broady, Yiu T. Chan, Randall A. Mason, Chris T. Sharng and Ching C. Wong were elected directors by a plurality of the votes.

Also at the annual meeting, the Company’s stockholders approved, by advisory vote, the compensation of the Company’s named executive officers; approved, by advisory vote, the frequency of advisory votes on the compensation of the Company’s named executive officers to be three years; and ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The following summarizes the vote results for these matters submitted to the Company’s stockholders for action at the annual meeting:

1.	The election of the following persons to serve as directors of the Company until the next annual meeting of stockholders:

Nominees	For	Withheld	Broker Non-Votes
Brunde E. Broady	5,899,161	915,616	1,941,516
Yiu T. Chan	5,780,072	1,034,705	1,941,516
Randall A. Mason	5,822,377	992,400	1,941,516
Chris T. Sharng	6,795,670	19,107	1,941,516
Ching C. Wong	6,613,094	201,683	1,941,516

2.	The proposal to approve, by advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,908,125	900,853	5,799	1,941,516

3.	The proposal to approve, by advisory vote, the frequency of advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,388,899	7,632	5,404,682	13,564	1,941,516

4.	The proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstentions
8,751,222	4,297	774

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2021

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer